COOPERATION AGREEMENT



OLYMPUS
OLYMPUS OPTICAL CO. (EUROPE) GMBH
/address and other coordinates/

                                                                   /handwritten/
                                                                          cc: MG


                              COOPERATION AGREEMENT


                                     between


                          OLYMPUS OPTICAL (EUROPE) GMBH
                               Wendenstra e 14-16
                                 20097 Hamburg,

                        hereinafter referred to as "ODE,"


                                       and


                              IAT Deutschland GmbH
                               Fahrenheitstra e 9
                                  28359 Bremen,

                        hereinafter referred to as "IAT."



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                              COOPERATION AGREEMENT

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1.    Purpose of this Agreement

This agreement concerns the cooperation between ODE and IAT with regard to the distribution of products offered by IAT on the basis of its resale price list of March 6, 1996, and the products offered by ODE in the field of microscopics. The distribution activities may be extended, subject to further agreement, to endoscopic products. Both parties to the present agreement are interested in closely cooperating with each other and in establishing a long-term partnership.


2.    Resale

ODE shall have the right to procure products from IAT in accordance with the latter's "resale" price list and to resell the products at its discretion to its customers. To support the distribution activities of ODE, IAT shall make available, to the extent possible, demonstration equipment, as well as data sheets, catalogues, and the like.


3.    Terms and Conditions

ODE shall procure IAT's products in accordance with the latter's resale price list. In turn, IAT may procure OLYMPUS microscopes, including any and all accessories, at a resale discount of 20%. Should a customer request that only one company issue both the order and the invoice for a given project, both parties to this agreement shall be willing and able to comply. In such cases, the party not participating in the sale shall assist the party making the offer with information and materials. The "internal" settlement of accounts between the parties to this agreement shall be effected after the respective customer has been billed. This agreement shall apply exclusively to Germany.

The Memorandum of Understanding executed in September 1995 shall remain in effect.


4.    Service

Olympus shall be responsible for servicing the microscopes. IAT shall be responsible for servicing IAT products.

5.    Training

Olympus shall provide all initial training for the microscope program, free of charge, excluding travel and hotel costs, subject to agreement with IAT. The initial training regarding IAT products shall also be provided free of charge, excluding travel and hotel costs, subject to agreement with OLYMPUS.



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                              COOPERATION AGREEMENT


6.    Participation in Trade Shows

Both parties shall agree about participating jointly in trade shows, as well as about providing personnel and demonstration equipment. (Both personnel and demonstration equipment shall be provided free of charge to the extent necessary.)


7.    Payment Terms

Invoices for goods and demonstration equipment shall be net payable within 30 days; discounts shall not apply.

8.    Partnership

Both parties to this agreement consider this document a framework within which they intend to develop a long-tern partnership benefiting both companies. Both parties shall keep the agreements between them confidential vis-a-vis third parties.



IAT Deutschland GmbH                            OLYMPUS OPTICAL CO (ERUOPA) GMBH
/signature/                                     /signature/
                                                /stamp/
                                                OLYMPUS OPTICAL CO.
                                                /illegible/
                                                D - /illegible/ HAMBURG

Hamburg, 03/18/96

/stamp/
IAT Deutschland GmbH
Fahrenheitstra e 9
28359 Bremen
/tel and fax numbers/


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